EXHIBIT 99.1
Alliance Data NYSE: ADS Q4 2005

Forward-Looking Statements Statements contained in this presentation may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to Alliance Data Systems or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions including those discussed in our filings with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward- looking statements, whether as a result of new information, future results or otherwise.

Alliance Data Systems - Financial Profile Growth Company Double-digit Organic Growth Baseline Targets 12% Topline 15% EBITDA 18% Cash EPS Strong Visibility & Predictability Free Cash Flow > Reported Earnings

NYSE: ADS | Q4 2005
Section 4

2000 – 2006
(in $MM, except per share)


Revenue
17% CAGR
$670
$770
$865
$1,047
$1,257
$1500
$1680
EBITDA
27% CAGR
$97
$123
$144
$211
$279
$347
$400
Cash EPS
34% CAGR
$0.40
$0.49
$0.59
$1.03
$1.54
$2.00
$2.36
'00
'01
'02
'03
'04
'05E
'06E

AllianceData

Operating Leverage 16.0% 13.8% 14.5% 16.7% 20.1% '99 '00 '01 '02 '03 '04 '05E 06E Averaging over 100 bps per Year 22.2% 23.1% 23.8% EBITDA Margin Goal: 50bps Expansion per Year

Increased Guidance Revenues $1.5 Billion ^19% EBITDA $347 Million ^24% Cash EPS ^ $2.00 ^30% 2005 Guidance 2005 Guidance

2006 Outlook "What If the Consumer Slows?" Over Half Company's Revenues - No Impact AIR MILES Reward Program Epsilon Utility Merchant Bankcard (Petroleum) Less Than Half - Risk Mitigated Private Label New Ramp-ups Cushion Core Funding and Credit Quality Stable

2006 Guidance Revenues $1.68 Billion ^12% EBITDA $400 Million ^15% Cash EPS $2.36 ^18% Free Cash/Share $2.56 Free Cash/Share $2.56

Marketing Services (1) Canada: Loyalty AIR MILES(r) Program Solid Mid-teens Growth Coalition Loyalty Program Based Upon Everyday Spend - - Not an Airline Program 2/3 of Canada Active Clients: Shell Oil, Safeway, American Express, Bank of Montreal Three Sources of Future Growth: New Sponsor Categories Deeper Commitments from Existing Sponsors Additional Household Penetration Shell Oil of Canada

Marketing Services (cont.) (2) US: Epsilon Solid Mid-teens Growth Top 25 Clients: 10 Year Average Tenure Customer Management and Loyalty Solutions: Customized Marketing Campaigns Design and Management of Loyalty Databases Analytical Services Back-end Processing Clients: Hilton Hotels, Principal Financial Group, Pfizer, Nestle Purina PetCare, AstraZeneca, Midas, Bank of America

Utility Services Serving Both Regulated & De-regulated Services: Core Processing Customer Care / Call Center Database and Marketing Services Income Stream: Earnings Based on Monthly # Statements Clients: Duke, Entergy, Puget Sound, AEP, Centrica, Georgia Natural Gas, Orlando, City of Austin Market Opportunity: 200 - 250 Potential Clients (US & Canada) $2 - $3 Billion Market $5MM - $10MM Revenue Per Client 2 - 3 New Client Adds Per Year

Private Label Services Attractive Market - 1998-03: Double-digit Annual Growth for Outsourcers Services: Private Label Processing Customer Care / Call Center Credit: 700 Score, No Sub-Prime Targeting Database Marketing Services Income Streams: Split Between Processing and Credit Clients: Victoria's Secret, Pottery Barn, Abercrombie & Fitch, Ann Taylor, Crate & Barrel, Dress Barn, Eddie Bauer, Fortunoff Market Opportunity: 296 Potential Clients 126 Existing Programs Today (Outsourced and In-House) 73 Alliance Data Clients 4 New Client Adds Per Year (6 This Year)

Private Label Market Adding New Clients Expanding Into New Retail Segments Expanding Our Product Offering Consumer Commercial Co-Brand Gift Card Product Expansion Solid Foothold Market Leader Position Emerging Other Outdoor Recreation Hard Goods Jewelry Online/ Catalog Home Furnishings Apparel Consumer Commercial Co-Brand Gift Card Market Expansion New Opportunity Not Applicable

Services with Pricing Power Long-term Relationships 10 - 12 New Clients per Year Our Keys for Success